LETTER OF AGREEMENT
m
HomeStreet Bank

EXHIBIT 10.14

January 15, 2013

Federal Reserve Bank of San Francisco
Depository Institution Customer Support
Attn: Account Management Services, Mail Stop 556
P. 0. Box 7702
San Francisco, CA 94120-7702

RE:    HomeStreet Bank
ABA Number: 3250-8442-6

Ladies and Gentlemen:

In consideration of being able to request Advances from and incur Indebtedness to you and in consideration of your making Advances to us we agree to the provisions of your Operating Circular No. 10, effective October 15, 2006, as amended and supplemented from time to time thereafter ("Circular;" capitalized terms used but not defined herein shall have the meaning specified in the Circular).

[Enclosed are (I) certified copies of the Certificate, (2) certified copies of the resolutions that you requested and (3) documents(s) containing the name, title, and signature of those persons authorized to request Advances from and to pledge our assets to you.]

Any notices required under the Lending Agreement may be directed to the following department(s): Treasury Department
Attn: Darrell van Amen
HomeStreet Bank
601 Union Street, Suite 2000
Seattle, WA 98101

HomeStreet Bank
Full Legal Name of Borrower

By: /s/ Darrell S. van Amen___
Authorized signature(s)

Darrell S. van Amen     _ Name(s)

EVP/Chief Investment Officer & Treasurer      Title(s)

Each Borrower should contact the Bank for instructions as to whether this paragraph and the referenced documents, forms of which are provided as part of this Appendix 3, must be submitted.
2     The signatory or signatories should be authorized to sign documents on behalf of the Borrower as provided in the Authorizing Resolutions for Borrowers required by OC-10.

SCHEDULE A To Letter of Agreement

FORM OF CERTIFICATE

The undersigned, the_Chief Executive Officer_ and_Board Secretary     of
(Title)    (Title)

_HomeStreet Bank--(the "Borrower") hereby certifies, with reference to Operating Circular
(Name of Borrower)

No. I 0, effective as of October 15, 2006, as amended or supplemented from time to time thereafter ("OC-
10"; terms used but not defined herein have the meaning specified therein), as agreed to by the Borrower by
Letter of Agreement dated _January _15, _2013_ to the Bank as follows:
(Date of Letter of Agreement)

(a)
attached hereto are true, correct and complete, as of the date of this Certificate, copies of the official document that specifies the official name or names of the Borrower in its jurisdiction of organization ("Organizational Document").

(h)	The information listed below is true and correct as of the date of this certificate: I. Borrower's current mailing address is:

2.     601 Union Street, Ste.2000, Seattle, WA 98101

3.    Borrower's jurisdiction of organization is2 : Washington

4.     Borrower's Organizational number is (indicate n/a if not applicable): N/A

5.     Borrower's ABA number is : 325084426

IN WITNESS WHEREOF, the undersigned has signed this Certificate on January 16, 2013.

/s/ Mark K. Mason___
Name: Mark K. Mason
Title: Chief Executive Officer

/s/ Godfrey B. Evans____
Name: Godfrey B. Evans
Title: Board Secretary
4

________________________________
Borrowers that have previously provided the documents and information requested in this Certificate need only certify that the previously provided documents and information have not changed.
2     Borrowers operating under a Federal charter (e.g., national banks or Federal savings banks or associations)
(see 12 U.S.C. §§ 22 and 1464(a), and 12 C.F.R. § 552.3), please specify the State of the Borrower's main office or home office.
One signatory should be someone authorized to sign documents on behalf of the Borrower as provided in the
Authorizing Resolutions for Borrowers required by OC-10.
4     The other signatory should be in-house or outside counsel to the Borrower.

FORM OF AUTHORIZING RESOLUTIONS FOR BORROWERS.
As evidenced by my signature below, I certify that the following are correct and complete copies of the resolutions duly adopted on January 31", 2013 at a meeting' of Board of Directors of the HomeStreet Bank ("Borrower"), a savings bank duly established and operating under the laws of Washington, with its head office located at 601 Union Street, Ste. 2000, Seattle, WA 98101 in accordance with applicable law and the Borrower's chartering documents. I also certifY that the resolutions have not been modified, remain in effect, are not in conflict with any provisions of the Borrower's certificate of incorporation, bylaws, or chartering and/or licensing statutes or requirements, and are reflected in the minutes of the meeting at which these resolutions were approved:     ·

I.
RESOLVED, that the Borrower is authorized to request advance(s) from, incur indebtedness, including overdrafts, to and pledge and grant a security interest in the Borrower's property, whether now owned or hereafter acquired, to a Federal Reserve Bank.

2.     RESOLVED, that the persons with the following titles: Chief Executive Officer; President; Chief Investment Office;
or Treasurer, and each of their successors in office, any one of whom is authorized to (I) take each of the actions listed in paragraphs (a)-(e) immediately below and (2) send the names, titles, and signatures of individuals authorized to take such actions in the name and on behalf of the Borrower:'

(a)     to borrow money from a Federal Reserve Bank on the terms and security that such Federal Reserve Bank requires;

(b)
to discount, rediscount, or sell (with or without the Borrower's agreement to repurchase) and, for any of those purposes, to endorse and assign notes, drafts, bills of exchange, acceptances, other bills receivable, evidences of indebtedness, and securities, now or hereafter acquired by the Borrower;

(c)
to make, execute, and deliver any application, note, agreement, certificate, power of attorney, and any other document that any Fede al Reserve Bank requires in connection with any transaction authorized by this resolution;

(d)
to grant, assign, pledge, and transfer to any Federal Reserve Bank security interests in any or all property of the Borrower, whether now owned or hereafter acquired, and to endorse, assign, deliver, deposit, and/or pledge any of such property to any Federal Reserve Bank as collateral to secure payment or performance of any obligation of the Borrower to a Federal Reserve Bank; and

(e)
to do any and all other acts and things that may be necessary or incidental to any transaction authorized by the relevant resolution, or that may be designed or intended to carry out the purpose of such resolution.

3.
RESOLVED, that a Federal Reserve Bank making an extension of credit to the Borrower is appointed as the Borrower's attorney-in-fact for it and in its place and stead, to endorse, assign, transfer and sell, set over and deliver collateral pledged to such Federal Reserve Bank, and to take any other action deemed necessary or advisable by the

Federal Reserve Bank to exercise its rights with respect to any advance or indebtedness owed by the Borrower, in its capacity as secured party, including but not limited to accepting and endorsing payments on loans, preparing and/or filing of any documents necessary to perfect, protect, preserve, or release the interest of the Federal Reserve Bank or the Borrower in such collateral, or compromising disputes or handling insurance issues related to such collateral. The power of attorney is coupled with an interest and as such is irrevocable, and full power of substitution is granted to the assignee or holder. The Borrower ratifies any and all action authorized herein and taken by any such Federal Reserve Bank as the Borrower's attorney-in-fact. The rights, powers, and authority of the attorney-in-fact to perform any and all act(s) whatsoever necessary remains in full force and effect and binds the Borrower, its legal representatives, successors, and assigns until all indebtedness of the Borrower to any such Federal Reserve Bank has been fully satisfied and discharged.

The language of this certification should be modified if the resolutions were adopted by written consent or otherwise.
_____________________

2
If certain persons are authorized to undertake only some of these activities, e.g., to borrow, but not to pledge on behalf of the Borrower, this resolution should be split so specifically identity who is authorized to undertake which activit(y)(ies).

4.
RESOLVED, that we approve and consent to be bound by the provisions of the Federal Reserve Bank of San Francisco's Operating Circular No 10, effective October 15, 2006, as amended and supplemented from time to time thereafter ("OC-10").

5.
RESOLVED, that the Borrower is authorized and approved to use any record (as such term is used in OC-10) to endorse or pledge to a Reserve Bank the notes and other obligations offered as collateral to secure payment or performance of any obligations of the Borrower to a Reserve Bank. The record will have the full force and effect of a manual endorsement.

6.
RESOLVED, that these resolutions and the powers and authorizations granted or confirmed by them continue in effect until written notice of revocation is received by each Reserve Bank that has relied or is relying on such resolutions and the Borrower shall continue to be bound with respect to any outstanding obligations and pledges to any Reserve Bank at the time the notice of revocation is received by such Reserve Bank.

7.	RESOLVED, that a duly certified copy of these resolutions be furnished to each Reserve Bank to which the Borrower applies for an advance or has an account.

IN WITNESS WHEREOF, I have hereunto subscribed my name.

/s/ Godfrey B. Evans___
Signature of certifying official

Godfrey B. Evans, Secretary of the Board,      Name and Title/
    2/7/13
Date

The certifying official must be the secretary of the Borrower or another person authorized to certify the statements in this document and, in any case, may not be a person authorized in Paragraph 2.